UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 19, 2025
COTERRA ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza
840 Gessner Road, Suite 1400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (281) 589-4600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On February 19, 2025, Dan O. Dinges informed the Board of Directors (the “Board”) of Coterra Energy Inc. (the “Company”) of his decision to retire from the Board at the end of his current term and not stand for re-election as a director at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). Mr. Dinges’s current term will expire at the 2025 Annual Meeting. Mr. Dinges will continue to serve as a director and as Chair of the Executive Committee of the Board until the 2025 Annual Meeting. Mr. Dinges’s decision to retire and not stand for re-election was not the result of any disagreement with the Company on any matter relating to the operations, policies or practices of the Company.

Also on February 19, 2025, Robert S. Boswell informed the Board of his decision to retire from the Board at the end of his current term and not stand for re-election as a director at the 2025 Annual Meeting. Mr. Boswell’s current term will expire at the 2025 Annual Meeting. Mr. Boswell will continue to serve as a director, as Lead Independent Director, and as a member of the Audit Committee and the Environment, Health & Safety Committee of the Board until the 2025 Annual Meeting. Mr. Boswell’s decision to retire and not stand for re-election was not the result of any disagreement with the Company on any matter relating to the operations, policies or practices of the Company.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 5.02(b) of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

A copy of the Company’s press release announcing Mr. Dinges’s and Mr. Boswell’s intention to retire from the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.                                           Financial Statements and Exhibits.
(d)                                 Exhibits
99.1    Press release issued by Coterra Energy Inc. dated February 24, 2025
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

By:	/s/ Marcus G. Bolinder
Marcus G. Bolinder
Corporate Secretary
Date: February 24, 2025

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